Exhibit 99.2

STATE OF NEVADA

FRANCISCO V. AGUILAR
Secretary of State

C. MURPHY HEBERT
Chief Deputy Secretary of State

DEANNA L. REYNOLDS
Deputy Secretary for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Miro Zecevic
2290 10th Ave N
Lake Worth Beach, FL 33461, USA

Work Order #: W2026062501546
June 25, 2026
Receipt Version: 1

Special Handling Instructions:

Submitter ID: 1008068

Charges

Description	Fee Description	Filing Number	Filing Date/Time	Filing Status	Qty	Price	Amount
Amended List	Fees	20265850993	6/25/2026 2:04:00 PM	Approved	1	$300.00	$300.00
Total							$300.00

Payments

Type	Description	Payment Status	Amount
Credit Card	7824214283176496403259	Success	$300.00
Credit Card	Service Fee	Success	$7.50
Total			$307.50

Credit Balance: $0.00

Miro Zecevic
2290 10th Ave N
Lake Worth Beach, FL 33461, USA

Work Order Item Number: Filing Number: Filing Type: Filing Date/Time: Filing Page(s): W2026062501546 - 5303239 20265850993 Amended List 06/25/2026 14:04:00 PM 10 OFFICE OF THE SECRETARY OF STATE Business Entity - Filing Acknowledgement 06/25/2026 Indexed Entity Information: Entity ID: C7596 - 1988 Entity Status: Default Entity Name: FUSE SCIENCE, INC. Expiration Date: None Commercial Registered Agent VCORP SERVICES, LLC 701 S. CARSON STREET, SUITE 200, Carson City, NV 89701, USA FRANCISCO V. AGUILAR Secretary of State STATE OF NEVADA C. MURPHY HEBERT Chief Deputy Secretary of State DEANNA L. REYNOLDS Deputy Secretary for Commercial Recordings The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future. Respectfully, FRANCISCO V. AGUILAR Secretary of State Page 1 of 1 Commercial Recording 401 N. Carson Street Carson City, NV 89701 1 State of Nevada Way Las Vegas, NV 89119

FRANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume.gov Annual or Amended List and State Business License Application ANNUAL AMENDED (check one) List of Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers: FUSE SCIENCE, INC. NV19881026720 NAME OF ENTITY Entity or Nevada Business Identification Number (NVID) TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT IMPORTANT: Read instructions before completing and returning this form. Please indicate the entity type (check only one): Corporation This corporation is publicly traded, the Central Index Key number is: Nonprofit Corporation (see nonprofit sections below) Limited - Liability Company Limited Partnership Limited - Liability Partnership Limited - Liability Limited Partnership Business Trust Corporation Sole Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page. CHECK ONLY IF APPLICABLE Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. 001 - Governmental Entity 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below. Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002 For nonprofit entities formed under NRS Chapter 81: entities which are Unit - owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax - exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license. Unit - owners' Association Religious, charitable, fraternal or other organization that qualifies as a tax - exempt organization pursuant to 26 U.S.C. $501(c) For nonprofit entities formed under NRS Chapter 82 and 80: Charitable Solicitation Information - check applicable box Does the Organization intend to solicit charitable or tax deductible contributions? No - no additional form is required Yes - the "Charitable Solicitation Registration Statement" is required. The Organization claims exemption pursuant to NRS 82A 210 - the "Exemption From Charitable Solicitation Registration Statement" is required **Failure to include the required statement form will result in rejection of the filing and could result in late fees.** page 1 of 2 Business Number C7596 - 1988 Filed in the Office of Filing Number 20265850993 Secretary of State State Of Nevada Filed On 06/25/2026 14:04:00 PM Number of Pages 10

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

CORPORATION, INDICATE THE President:

Name	Country
Peter Downey	USA

Address	City	State	Zip/Postal Code
2290 10th Ave N	Lake Worth	FL	33461

CORPORATION, INDICATE THE Treasurer:

Name	Country
Peter Downey	USA

Address	City	State	Zip/Postal Code
2290 10th Ave N	Lake Worth	FL	33461

CORPORATION, INDICATE THE Director:

Name	Country
Peter Downey	USA

Address	City	State	Zip/Postal Code
2290 10th Ave N	Lake Worth	FL	33461

CORPORATION, INDICATE THE Secretary:

Name	Country
Irina Veselinovic	USA

Address	City	State	Zip/Postal Code
2290 10th Ave N	Lake Worth	FL	33461

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Irina Veselinovic

Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Subscriber, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED*

Title	Date
Secretary	06/25/2026

page 2 of 2

- 1 - NOTICE OF ENTRY 1 2 3 4 5 6 7 8 9 10 11 13 14 15 16 17 18 19 20 21 22 25 26 27 28 ORDR BAUMAN LAW FIRM FREDERICK C. BAUMAN (Nevada Bar No. 8370) fred@lawbauman.com 6440 Sky Pointe Dr., Ste 140 - 149 Las Vegas, NV 89131 (702) 533 - 8372 NO FAX NUMBER Attorney for Plaintiffs DISTRICT COURT CLARK COUNTY, NEVADA MAR GROUP, a Florida corporation; MINA 12 and WORLDWAYS INC., a Florida corporation, Plaintiff, vs. DAVID DELKE, an individual and DOES 1 through 10, inclusive, Defendants ) MAR CORPORATION, a Florida corporation ) ) ) ) ) ) FUSE SCIENCE, INC., a Nevada corporation; ) RED 62, INC., a Delaware corporation; ESAU ) ) ) ) ) ) ) FRANSYS CONSULTING INC. d/b/a MINA ) Case No. ) DEPT. N ) ORDER : A - 25 - 912525 - C O.: II GRANTING MOTION FOR ) APPOINTMENT OF A RECEIVER FOR ) DEFENDANT FUSE SCIENCE, INC. This matter came before the Court on Plaintiffs’ Motion for Appointment of a Receiver pursuant to NRS 78.650 and NRS 32.010. No timely notice of opposition was filed, Accordingly, pursuant to EDCR 2.20 (e), this may be construed as an admission that the motion is meritorious and a consent by 23 Defendant to granting the same. 24 The Court, having reviewed the Motion, the pleadings on file, and good cause appearing, HEREBY FINDS, CONCLUDES, AND ORDERS as follows: I. FINDINGS OF FACT Electronically Filed 06/17/2026 12:45 PM Case Number: A - 25 - 912525 - C ELECTRONICALLY SERVED 6/17/2026 12:46 PM Business Number C7596 - 1988 Filed in the Office of Filing Number 20265850993 Secretary of State State Of Nevada Filed On 06/25/2026 14:04:00 PM Number of Pages 10

- 2 - NOTICE OF ENTRY 1 2 3 6 7 8 9 10 11 12 13 14 15 16 17 18 19 21 22 23 24 25 26 27 28 1. Plaintiffs are creditors of Defendant Fuse Science, Inc. (“Fuse Science”) and have obtained a judgment against Fuse Science in the amount of $643,471. 2. Defendant Fuse Science has failed to satisfy the judgment and remains in default of its 4 financial obligations. According to its publicly available financial statements dated December 31, 5 2026, Defendant Fuse Science has $ - 0 - in assets and $ - 0 - in cash. 3. Defendant Fuse Science is insolvent and unable to meet its obligations as they become due. 4. Defendant Fuse Science has relocated its corporate headquarters and assets abroad. 5. There is a substantial risk that any corporate assets may be dissipated, concealed or improperly transferred to insiders. 6. Absent Court intervention, creditors – including Plaintiff – will suffer irreparable harm. II. CONCLUSIONS OF LAW 1. This Court has jurisdiction over the parties and subject matter. 2. Under NRS 78.650, the Court may appoint a receiver to take charge of a corporation’s assets and affairs. 3. NRS 32.010 authorizes the appointment of a receiver in accordance with the usages of 20 courts of equity. 4. Therefore, the appointment of a receiver is necessary, appropriate, and in the interest of justice to preserve assets, protect creditors, and ensure the lawful winding up of the corporation. III. APPOINTMENT OF RECEIVER IT IS HEREBY ORDERED that: Peter D. Downey is appointed Receiver of Fuse Science, Inc. The Receiver shall act as an officer of the Court and shall be subject to the Court’s supervision and control.

- 3 - NOTICE OF ENTRY 1 2 3 4 5 6 7 8 9 12 13 14 15 18 19 21 22 23 24 25 26 27 28 IV. POWERS AND DUTIES OF RECEIVER The Receiver is granted full authority to take possession and control of all assets, property, and operations of Defendant Fuse Science, Inc., including but not limited to the following: A. Asset Control. To take immediate possession of all assets, including but not limited to the real, personal, tangible and intangible property, and interests in any subsidiaries or related companies, management and control rights, claims, and causes of action, wherever located, including without limitation the account with Equity Stock Transfer, exclusive stock transfer for Defendant Fuse Science, Inc., as well as the account with OTCMarkets, the financial reporting service used by 10 Defendant Fuse Science, Inc., and to secure bank accounts and to open and maintain receiver - controlled 11 accounts, financial records and business documents. B. Investigation & Recovery . To investigate all transfers of assets and transfers, issuance and cancellation of shares of capital stock, both preferred and common, including insider transactions, pursue recovery of improperly transferred or concealed assets or shares of stock, to collect all accounts 16 receivable and debts owed to Defendant Fuse Science, Inc., and to cancel all improperly issued shares 17 of capital stock, both preferred and common. C. Operations & Management . To operate, manage, or wind down the business, retain 20 professionals (attorneys, accountants, consultants) and negotiate with creditors and governmental entities without prior Court approval for individual expenditures or engagements not exceeding $10,000 per matter. D. Litigation Authority . To initiate, defend, or settle legal actions on behalf of Defendant Fuse Science, Inc., and also enforce judgments and pursue claims belonging to the receivership estate. E. Reporting . To prepare and file periodic reports with the Court and to provide accounting of assets, liabilities and activities.

- 4 - NOTICE OF ENTRY 1 2 3 4 5 6 7 8 9 12 13 14 15 18 19 20 21 22 23 24 25 27 28 F. Liquidation . To liquidate assets as necessary and distribute proceeds in accordance with Nevada law and further Court order. V. MANDATORY INJUNCTIVE RELIEF IT IS FURTHER ORDERED that Defendant Fuse Science, Inc., its officers, directors, shareholders, agents, employees, alter ego entities, and all persons or entities acting in concert with them are immediately enjoined and restrained from: (i) transferring, encumbering, hypothecating or disposing of any assets of the receivership estate; (ii) interfering with, obstructing, or impeding the Receiver’s duties; (iii) dissipating, concealing, or removing any property subject to this Order or (iv) 10 issuing or facilitating the issuance of any shares of capital stock, preferred or common, of Defendant 11 Fuse Science, Inc. All financial institutions, agents, and third parties holding assets of or owing obligations to Defendant Fuse Science, Inc. shall immediately turn over such assets to the Receiver upon demand. Violation of this Order may be punishable as contempt of Court. IT IS FURTHER ORDERED that Defendant Fuse Science, Inc. and its agents shall 16 immediately deliver to the Receiver all (a) Books and records; (b) Financial agreements, (c) Bank 17 account information and (d) Corporate documents, including all shareholder ledgers and records. VI. RECEIVER’S COMPENSATION The Receiver and any professionals retained by the Receiver shall be compensated at their reasonable hourly rates, subject to Court approval upon noticed motion, payable from the receivership estate as a first priority administrative expense. The Receiver shall not be required to post a bond at this time, or shall post a bond in such amount as the Court may hereafter order. The Receiver shall not be personally liable for any acts or 26 omissions taken in good faith in the discharge of the Receiver’s duties, except in cases of willful misconduct or gross negligence. In distributing receivership proceeds, the Receiver shall recognize

- 5 - NOTICE OF ENTRY 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Plaintiffs’ judgment lien and priority status under applicable Nevada law. The Court retains jurisdiction to issue further orders as necessary, to modify Receiver’s authority. To resolve disputes among creditors, and to approve interim and final distributions and final accounting. IT IS SO ORDERED DISTRICT COURT JUDGE Respectfully submitted by: Frederick C. Bauman, Bar No. 8370 fred@lawbauman.com Las Vegas, NV 89131 (702) 533 - 8372 NO FAX NUMBER Attorney for Plaintiffs

3 4 5 6 7 1 CSERV 2 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DISTRICT COURT CLARK COUNTY, NEVADA CASE NO: A - 25 - 912525 - C Mina Mar Corporation, Plaintiff(s) vs. 8 Esau Delke, Defendant(s) DEPT. NO. Department 2 AUTOMATED CERTIFICATE OF SERVICE This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order Granting Motion was served via the court’s electronic eFile system to all recipients registered for e - Service on the above entitled case as listed below: Service Date: 6/17/2026 Frrederick Bauman fred@lawbauman.com Frederick Bauman fred@lawbauman.com Frederick Bauman fred@lawbauman.com Esau Delke david@904rental.com

1 Board Resolution Page 1 of 1 BOARD RESOLUTION OF FUSE SCIENCE, INC. (OTC: DROP) APPOINTING OFFICERS DULY PASSED ON JUNE 24 th 2024 APPOINTMENT OF OFFICERS RESOLVED, that the following persons are elected to the office(s) indicated next to their names to serve until their successor(s) shall be duly elected, unless he or she resigns, is removed from office or is otherwise disqualified from serving as an officer of this corporation, to take their respective office(s) immediately upon such appointment: Office Name Secretary Irina Ve Chairman, President, Treasurer Peter D selinovic owney RESOLVED FURTHER, that notwithstanding any other provision of these resolutions, the President shall not have the authority, acting alone, to issue or authorize the issuance of any shares of the corporation, withdraw, transfer, or otherwise remove funds from any bank account of the corporation, or take any action, execute any document, certificate, agreement, or instrument, or otherwise bind or act on behalf of FUSE SCIENCE, INC . , unless such action has been reviewed and expressly approved in writing by both the Secretary and the Treasurer . RESOLVED FURTHER, that this limitation applies solely to the President and shall not be construed to limit, restrict, or modify the authority of any other officer of the corporation except as otherwise provided by the corporation’s Memorandum, By - Laws, Articles of Incorporation, applicable law, or other duly adopted resolutions . RESOLVED FURTHER, that any actions taken by the President prior to the date of the foregoing resolutions are hereby ratified, confirmed, and approved only to the extent that such actions were properly authorized and within the authority conferred by the corporation’s Memorandum, By - Laws, Articles of Incorporation, applicable law, and these resolutions . It is hereby certified by the undersigned that the foregoing resolutions were duly passed by the Board of Directors of the above - named Company on the June 24 , 2026 , in accordance with the Memorandum, By - Laws, and Articles of Incorporation of the Company, and the laws and by - laws governing the Company, and that said resolutions have been duly recorded in the Minute Book and are in full force and effect . Peter Downey Peter Downey Irina Veselinovic Filed in the Office of Secretary of State State Of Nevada Business Number C7596 - 1988 Filing Number 20265850993 Filed On 06/25/2026 14:04:00 PM Number of Pages 10

Board Resolution Page 1 of 1 BOARD RESOLUTION OF FUSE SCIENCE, INC. (OTC DROP) ADOPTED ON JUNE 24, 2026 The undersigned, being all the directors of FUSE SCIENCE, INC. (OTC DROP) , hereby sign the following amended resolutions: RESOLVED THAT: 1. The board accepts the resignation of all officers and Directors by the court order namely: Lei Zhang - CEO, Executive Director Meihua Xu - President, Treasurer Minming Yang - Company Secretary 2. The board accepts the appointment of: Peter Downey as President and Treasurer as well as Chairm Irina Veselinovic as Secretary. an of the board Class D (control block) on a name of 3. The board accepts the transfer of 100,000 Preferred shares Fransys Consulting, Inc as per court order.. 4. The board accepts a resolution to notify the transfer agent, State of NV and OTC markets immediately of the change. Peter Downey Peter Downey, Receiver of the Fuse Science, Inc Date: June 24,2026. ACCEPTEED BY FUSE SCIENCE, INC. (OTC DROP) INTERIM MANAGEMENT Peter Downey Peter Downey s Irina Veselinovic Business Number C7596 - 1988 Filed in the Office of Filing Number 20265850993 Secretary of State State Of Nevada Filed On 06/25/2026 14:04:00 PM Number of Pages 10